UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2020

_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	BBDC	The New York Stock Exchange
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a material Definitive Agreement.
Agreement and Plan of Merger
On August 10, 2020, Barings BDC, Inc., a Maryland corporation (“BBDC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among MVC Capital, Inc., a Delaware corporation (“MVC”), Mustang Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of BBDC (“Acquisition Sub”), and Barings LLC, a Delaware limited liability company and investment adviser to BBDC (“Barings”). The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub will merge with and into MVC, with MVC continuing as the surviving company and as a wholly-owned subsidiary of BBDC (the “First Step”) and, immediately thereafter, MVC will merge with and into BBDC, with BBDC continuing as the surviving company (the “Second Step” and, together with the First Step, the “Merger”). The boards of directors of both BBDC and MVC, including all of the respective independent directors, have approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.
In the First Step, each share of MVC common stock issued and outstanding immediately prior to the effective time of the First Step (excluding any shares cancelled pursuant to the Merger Agreement) will be converted into the right to receive (i) $0.39492 per share in cash, without interest, from Barings (such amount of cash, the “Cash Consideration”) and (ii) 0.94024 (such ratio, as may be adjusted pursuant to the Merger Agreement, the “Exchange Ratio”) of a validly issued, fully paid and non-assessable share of BBDC common stock, par value $0.001 per share (the “Share Consideration” and together with the Cash Consideration, the “Merger Consideration”). Pursuant to the Merger Agreement, total value of the consideration to be received by MVC stockholders at closing is subject to adjustment as set forth in the Merger Agreement and may be different than the estimated total consideration described herein depending on a number of factors, including the number of outstanding shares of BBDC and MVC common stock, the payment of tax dividends by MVC, undistributed investment company taxable income and undistributed net capital gains of MVC and changes of the Euro-to-U.S. dollar exchange rate relating to certain of MVC’s investments between April 30, 2020 and the closing date.
The Merger Agreement contains representations, warranties and covenants, including, among others, covenants relating to the operation of each of BBDC’s and MVC’s businesses during the period prior to the closing of the Merger. BBDC and MVC have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of BBDC’s and MVC’s stockholders, respectively, and the boards of directors of BBDC and MVC have agreed to recommend that their respective stockholders approve the applicable proposals (as described below).
The Merger Agreement provides that MVC shall not, and shall cause its representatives and subsidiaries not to, solicit proposals relating to alternative transactions, or, subject to certain exceptions, initiate or participate in discussions or negotiations regarding, or provide information with respect to, any proposal for an alternative transaction. However, the MVC board of directors may, subject to certain conditions, change its recommendation to the MVC stockholders or, on payment of a termination fee of approximately $2.94 million to BBDC and the reimbursement of up to $1.18 million in expenses incurred by BBDC and Barings, terminate the Merger Agreement and enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) for a Superior Proposal (as defined in the Merger Agreement) if it determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties or obligations under applicable law.
Consummation of the First Step, which is currently anticipated to occur during the fourth quarter of fiscal year 2020, is subject to certain customary closing conditions, including (1) adoption of the Merger Agreement by a majority of the outstanding shares of MVC common stock, (2) approval of the issuance of BBDC common stock to be issued in the First Step by a majority of the votes cast by the BBDC stockholders on the matter, (3) approval of the issuance of BBDC’s common stock in connection with the First Step at a price below the then-current net asset value per share of BBDC common stock, if applicable, by the vote specified in Section 63(2)(A) of the Investment Company Act of 1940, as amended, (4) the absence of certain legal impediments to the consummation of the Merger, (5) effectiveness of the registration statement for the BBDC common stock to be issued as consideration in the First Step, (6) approval for listing on the New York Stock Exchange of the BBDC common stock to be issued as consideration in the First Step, (7) subject to certain materiality standards, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, and (8) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).
In addition, BBDC and MVC will take steps necessary to provide for the repayment at closing of MVC’s credit facilities and the redemption or assumption of MVC’s 6.25% senior notes due November 30, 2022.

The Merger Agreement also contains certain termination rights in favor of BBDC and MVC, including if the First Step is not completed on or before February 10, 2021 or if the requisite approvals of BBDC stockholders or MVC stockholders are not obtained. The Merger Agreement also provides that, upon the valid termination of the Merger Agreement under certain circumstances, BBDC may be required to pay or cause to be paid to MVC a termination fee of approximately $4.70 million, or MVC may be required to pay or cause to be paid to BBDC a termination fee of approximately $2.94 million.
The description above is only a summary of the material provisions of the Merger Agreement and is qualified in its entirety by reference to a copy of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.
The representations and warranties and covenants set forth in the Merger Agreement have been made only for purposes of such agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.
Voting Agreements
Prior to the entry into the Merger Agreement and as a condition to the willingness of BBDC to enter into the Merger Agreement, Leon G. Cooperman, Michael T. Tokarz, Wynnefield Capital, Inc. and West Family Investments, Inc., MVC stockholders which collectively own approximately 31% of MVC common stock issued and outstanding as of the date of the Merger Agreement, entered into voting agreements with BBDC (collectively, the “Voting Agreements”), pursuant to which, among other things, such MVC stockholders have, subject to the terms and conditions set forth in the Voting Agreements, agreed to support the Merger and the transactions contemplated by the Merger Agreement and to vote all their shares of MVC common stock in favor of the First Step. The Voting Agreements' obligations to vote in favor of the First Step terminate upon certain events, including the effective time of the First Step, the valid termination of the Merger Agreement in accordance with its terms, the termination of the Voting Agreements by mutual consent of the parties thereto or a change in MVC’s board of directors’ recommendation to the MVC stockholders pursuant to the Merger Agreement.
The description above is only a summary of the material provisions of the Voting Agreements and is qualified in its entirety by reference to a copy of the form of Voting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
On August 10, 2020, BBDC and MVC issued a joint press release announcing the entry into the Merger Agreement and BBDC provided an investor presentation. The joint press release and investor presentation are furnished herewith as Exhibits 99.1 and 99.2, respectively.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” which are statements other than statements of historical facts, are not guarantees of future performance or results of BBDC, MVC, or, following the Merger, the combined company, and involve a number of risks and uncertainties, including statements regarding the completion of the transaction between BBDC and MVC. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by BBDC or MVC with the Securities and Exchange Commission (“SEC”), including those contained in the Proxy Statement (as defined below), when such documents become available. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the transaction closing, (ii) the expected synergies and savings associated with the transaction, (iii) the expected elimination of certain expenses and costs due to the transaction, (iv) the percentage of MVC’s stockholders voting in favor of the transaction, (v) the percentage of BBDC’s stockholders voting in favor of the relevant Proposals (as defined below), (vi) the possibility that competing offers or acquisition proposals for MVC will be made; (vii) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (viii) risks related to diverting the attention of BBDC’s management or MVC’s management from ongoing business operations, (ix) the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense and liability, (x) the future operating results of the combined company or BBDC’s, MVC’s or the combined company’s portfolio companies, (xi) regulatory approvals and other factors, (xii) changes in regional or national economic conditions, including but not limited to the impact of the COVID-19 pandemic, and their impact on the industries in which BBDC and MVC invest, (xiii) changes to the form and amounts of MVC’s tax obligations, (xiv) changes in the Euro-to-U.S. dollar exchange rate, (xv) fluctuations in the market price of BBDC’s common stock, (xvi) the transaction’s effect on the relationships of BBDC or MVC with their respective investors, portfolio companies, lenders and service providers, whether or not the transaction is completed, (xvii) the reduction in BBDC’s stockholders’ and MVC’s stockholders’ percentage ownership and voting power in the combined company, (xviii) the challenges and costs presented by the integration of BBDC and MVC, (xix) the uncertainty of third-party approvals, (xx) the significant transaction costs, (xxi) the restrictions on BBDC’s and MVC’s conduct of business set forth in the definitive merger agreement and (xxii) other changes in the conditions of the industries in which BBDC and MVC invest and other factors enumerated in BBDC’s and MVC’s filings with the SEC. You should not place undue reliance on such forward-looking statements, which are and will be based upon BBDC management’s and MVC management’s respective then-current views and assumptions regarding future events and operating performance, and speak only as of the date any such statement is made. Neither BBDC nor MVC undertakes any duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.
Additional Information and Where to Find It
This communication relates to a proposed business combination involving BBDC and MVC, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”).
In connection with the proposed transaction, BBDC and MVC plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Proxy Statement”), and BBDC plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Proxy Statement and a prospectus of BBDC. The Proxy Statement and the Registration Statement will each contain important information about BBDC, MVC, the proposed transaction and related matters. STOCKHOLDERS OF EACH OF BBDC AND MVC ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BBDC, MVC, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s web site at http://www.sec.gov and, for documents filed by BBDC, from BBDC’s website at http://www.baringsbdc.com, or for documents filed by MVC, from MVC’s website at http://www.mvccapital.com.
Participants in the Solicitation
BBDC and MVC and their respective directors, executive officers and certain other members of management and employees of Barings, The Tokarz Group Advisers LLC and their respective affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of BBDC and MVC in connection with the Proposals. Information about the directors and executive officers of BBDC is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 10, 2020. Information about the directors and executive officers of MVC is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 10, 2020. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of BBDC’s and MVC’s stockholders in connection with the Proposals will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when such documents become available. Investors should read the Proxy Statement and Registration Statement carefully and in their entirety when they become available before making any voting or investment decisions. These documents may be obtained free of charge from the sources indicated above.
No Offer or Solicitation
This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in BBDC, MVC or in any fund or other investment vehicle. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, by and among Barings BDC, Inc., MVC Capital, Inc., Mustang Acquisition Sub, Inc., and Barings LLC, dated as of August 10, 2020

10.1	Form of Voting Agreement

99.1	Joint press release of Barings BDC, Inc. and MVC Capital, Inc., dated as of August 10, 2020

99.2	Investor presentation, dated August 10, 2020.
*Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: August 11, 2020	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer